Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load Variable Universal Life and

Ameritas Low-Load Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Supplement Dated September 18, 2026

A majority of the independent trustees of Vanguard Variable Insurance Funds, on behalf of Vanguard Variable Funds – Small Company Growth Portfolio (the "Portfolio") have approved a restructuring of the Portfolio's investment advisory team, removing ArrowMark Colorado Holdings, LLC as an investment advisor to the Portfolio and adding T. Rowe Price Associates, Inc. as an investment advisor to the Portfolio. Additionally, The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Portfolio Management is an advisor to the Portfolio. Therefore, effective immediately, T. Rowe Price Associates, Inc. and Vanguard Portfolio Management are added as investment advisors to the Portfolio Subaccount Investment Option in your Policy prospectus and ArrowMark Colorado Holdings, LLC is removed.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 944 09-26